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                                                                  Exhibit (5)(d)

ANNUITY SERVICE CHANGE REQUEST

[LOGO] American General                              MAILING ADDRESS:
       Life Companies                                Annuity Administration
                                                     PO Box 1277 (DPEN)
                                                     Wilmington, DE 19899-1277

Annuity Administration                               OVERNIGHT MAILING ADDRESS:
Customer Service                                     Annuity Administration
1-877-299-1724                                       405 King Street - 4th Floor
Email: immediateannuity@americangeneral.com          Wilmington, DE  19801

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        CONTRACT
     IDENTIFICATION      __________________________________________________________________________________________________________
                                  Contract Number              Annuitant First Name                 Annuitant Last Name
      COMPLETE THIS
     SECTION OR ALL
        REQUESTS
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[_]     CHANGE OF     1. [_] Mailing Address [_] Payment Address (ONLY if different from mailing address)  Effective Date of Change:
         ADDRESS                                                                                           ________________________

     (PLEASE PRINT)      __________________________________________________________________________________________________________
                         Street                                                                     Apt.
                         __________________________________________________________________________________________________________
                         City                                           ST                          Zip Code

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[_] LEGAL CHANGE IN   2. CHANGE NAME OF: [_] ANNUITANT   [_] JOINT ANNUITANT  [_] OWNER     [_] JOINT OWNER    [_] BENEFICIARY
          NAME
                         __________________________________________________________________________________________________________
     (PLEASE PRINT)      From
                         __________________________________________________________________________________________________________
     Complete this       To
     section if the      __________________________________________________________________________________________________________
      name of the        Reason
    Annuitant, Joint
       Annuitant,        COPIES OF SUPPORTING LEGAL DOCUMENTS ARE REQUIRED: E.G., MARRIAGE CERTIFICATE, VALID DRIVER'S LICENSE,
      Owner, Joint       COURT ORDER OR DIVORCE DECREE.
        Owner, or
    Beneficiary has      (Please note, this does not change the Annuitant, Joint Annuitant, Owner, Joint Owner,
        changed.         or Beneficiary designation)

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[_]    BENEFICIARY    3.   DESIGNATION                  NAME                    ADDRESS          SOCIAL SECURITY NUMBER         %
         CHANGE          -----------------------------------------------------------------------------------------------------------
                         [_] PRIMARY
    Please complete      [_] CONTINGENT
    this section if      -----------------------------------------------------------------------------------------------------------
    you arereceiving     [_] PRIMARY
    benefits with a      [_] CONTINGENT
       guaranteed        -----------------------------------------------------------------------------------------------------------
     period or cash      [_] PRIMARY
     refund option.      [_] CONTINGENT
                         -----------------------------------------------------------------------------------------------------------
                         [_] PRIMARY
                         [_] CONTINGENT

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[_] ELECTRONIC FUNDS  4. I hereby authorize the company to initiate credit entries to my checking/savings account indicated below
        TRANSFER         and the repository financial institution named below to credit the payment to such an account (if assistance is needed, please contact your financial organization):
     Complete this
     section if you      Name of Financial Institution: ___________________________________________________________________________
    would like your
    annuity payments     Street Address:                ___________________________________________________________________________
        directly
    deposited into a     City, State, Zip Code:         ___________________________________________________________________________
      checking or
    savings account.     Name(s) on Account (Payee):    ___________________________________________________________________________

                                                        [_] Checking ______________________________________________________________
                         Account Number and Type:       [_] Savings

                         9-Digit Bank ABA Routing/Transit Number [__________________]

                         PLEASE PROVIDE A VOIDED CHECK OR BANK GENERATED DOCUMENT CONTAINING BOTH THE ROUTING AND ACCOUNT NUMBERS
                         TO ENSURE WE CREDIT YOUR FUNDS TO THE CORRECT ACCOUNT. I authorize the company to correct any overpayments credited to my account during or after my lifetime. I authorize and direct the bank designated above to debit the account and to refund any such overpayment to the company. This authorization will remain in effect for not more than 30 days following receipt by the company of my written revocation.

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[_] TAX WITHHOLDING   5. Complete and send us a W-4P Form, which can be obtained at www.irs.gov or by contacting our Customer
                         Service Center, Monday through Friday, 8:00 a.m. to 5:00 p.m. Eastern Time, at 1-877-299-1724.

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[_]   AUTHORIZATION   6. I (or we, if Joint Annuitants) hereby authorize AIG Life Insurance Company or American International Life
      FOR TELEPHONE      Assurance Company of New York,, hereafter referred to as the Company, to act on telephone instructions, if
      TRANSACTIONS       elected, to transfer values among the Variable Divisions and AIG Fixed Account.

     Complete this       The Company will not be responsible for any claim, loss, or expense based upon telephone instructions
     section if you      received and acted on in good faith, including losses due to telephone communication errors. The Company's
     are requesting      liability for erroneous transfers, unless clearly contrary to the instructions received, will be limited
      or revoking        to correction of the allocations on a current basis. If an error, objection, or other claim arises due to
       telephone         a telephone instruction, I will notify the Company in writing within five working days from receipt of
     privileges for      confirmation of the transaction. I understand that this authorization is subject to the terms and
       transfers.        provisions of my variable annuity policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by the Company.

                         _______ Initial here to AUTHORIZE telephone privileges.

                         _______ Initial here to REVOKE telephone privilege authorization.

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[_]     TRANSFER      7. Please choose ONE of the below transfer programs.
        PROGRAMS
                         NOTE: DOLLAR COST AVERAGING AND AUTOMATIC REBALANCE CAN NOT BE USED IN CONJUNCTION WITH EACH OTHER.
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        ONE TIME     [_] . Restrictions on Subaccount Transfers are shown in the Contract and Contract Information pages.
       SUBACCOUNT    [_] . You may make 12 free transfers during a Contract Year. A $10 transfer charge may be imposed on each
        TRANSFER           subsequent transfer.
                     [_] . Transfers are a dollar amount or percentage of your current periodic payment and must be in whole dollars or whole percentages.

                         CIRCLE (+) FOR TRANSFERS INTO A FUND OR (-) FOR TRANSFER OUT OF A FUND

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       AUTOMATIC     [_] This transfer program allows you to automatically rebalance your investment options on one of the below
      REBALANCING        frequencies.  Choose from the investment options below. Specify the percentage of your current periodic payment to be changed and the frequency you would like it to be rebalanced.

                         Indicate frequency:      [_] Monthly      [_] Quarterly      [_] Semi-Annually      [_] AnnuallY

                         _______ Initial here to REVOKE Automatic Rebalancing election.

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       DOLLAR COST   [_] A portion of your current periodic payment can be systematically transferred from any one investment option
       AVERAGING         and directed to one or more of the investment options below. The minimum amount of your current periodic
         (DCA)           payment that can be transferred is $50 and must be in whole dollars. The FIXED ACCOUNT is not available for DCA. Please refer to the prospectus for more information on the DCA option.

                         Day of the month for transfers ________ (Chose day of the month between 1 - 27)

                         Frequency of transfers:  [_] Monthly      [_] Quarterly      [_] Semi-Annually      [_] AnnuallY

                         DCA to be made from the following investment option:______________________________________________________

                         Transfer: $_____________________________________($50 minimum, whole dollars only)

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        AUTOMATIC    [_] A portion of your payment will be automatically reallocated from variable to fixed on the start date you
       VARIABLE TO       selected and will reoccur annually on that date until your payment is 100% fixed. You choose the number of
      FIXED PAYMENT      years over which the transfer from variable to fixed is to occur.
        LADDERING
                         REMINDER: Once a portion of your payment is placed into the fixed account it cannot be transferred back to variable. Select date for the transfer to occur (month, day, year) ________ (day between 1 - 27 only.
                         If the date you select falls on a holiday or weekend, the transfer will occur on the next business day)

                         Select how long the transfer period will last:
                         [_] 5 to fixed-A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of five years.
                         [_] 10 to fixed - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of ten years.
                         [_] 15 to fixed - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of fifteen years.
                         [_] 20 to fixed - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of twenty years.
                         [_] Custom - A portion of your variable payment will be reallocated to fixed annually, with your variable payment becoming 100% fixed at the end of ______ years (period cannot exceed 50 years).

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INVESTMENT OPTIONS FOR ALL CONTRACT OWNERS            $           ADDITIONAL INVESTMENT OPTIONS FOR CONTRACT             $
                                                   Amount Percent OWNERS USING QUALIFIED (PRE-TAX) ASSETS             Amount Percent
------------------------------------------ --- --- ------ ------- ------------------------------------------- --- --- ------ -------
Vanguard(R) VIF Balanced Portfolio         (+) (-)                Vanguard(R) Total International Stock Index
                                                                  Fund                                            (-)
Vanguard(R) VIF Capital Growth Portfolio   (+) (-)                Vanguard(R) Health Care Fund                    (-)
Vanguard(R) VIF Diversified Value                                 Vanguard(R) Dividend Growth Fund            (+) (-)
Portfolio                                  (+) (-)                Vanguard(R) GNMA Fund                       (+) (-)
Vanguard(R) VIF Equity Income Portfolio    (+) (-)                Vanguard(R) Inflation-Protected Securities
Vanguard(R) VIF Equity Index Portfolio     (+) (-)                Fund                                        (+) (-)
                                                                  Vanguard(R) LifeStrategy(R) Conservative
Vanguard(R) VIF Growth Portfolio           (+) (-)                Growth Fund                                 (+) (-)
                                                                  Vanguard(R) LifeStrategy(R) Income Fund     (+) (-)
Vanguard(R) VIF High Yield Bond Portfolio  (+) (-)                Vanguard(R) LifeStrategy(R) Moderate Growth
Vanguard(R) VIF International Portfolio    (+) (-)                Fund                                        (+) (-)
                                                                  Vanguard(R) LifeStrategy(R) Growth Fund     (+) (-)
Vanguard(R) VIF Mid-Cap Index Portfolio    (+) (-)
Vanguard(R) VIF Money Market Portfolio     (+) (-)
Vanguard(R) VIF REIT  Index Portfolio      (+) (-)
Vanguard(R) VIF Short Term Investment
Grade Portfolio                            (+) (-)
Vanguard(R) VIF Small Company Growth
Portfolio                                  (+) (-)
Vanguard(R) VIF Total Bond Market Index
Portfolio                                  (+) (-)
Vanguard(R) VIF Total Stock Market Index
Portfolio                                  (+) (-)
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**This fund is no longer available for new investments

CERTIFICATION

Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

___________________________________________________________________________________________________
Annuitant Signature          Joint Annuitant Signature (if applicable)                    Date

___________________________________________________________________________________________________
Email Address                Daytime Telephone Number

THIS TRANSACTION MAY NOT BE PROCESSED UNLESS THE ABOVE SIGNATURE SECTION IS COMPLETED IN FULL.
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